UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2005

ANALYSTS INTERNATIONAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

0-4090	41-0905408
(Commission File Number)	(IRS Employer
Identification No.)

3601 West 76th Street, Minneapolis, Minnesota 55435-3000
(Address of Principal Executive Offices) (Zip Code)

(952) 835-5900
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

On April 12, 2005, Analysts International Corporation, a Minnesota corporation (“Analysts”) and Computer Horizons Corp., a New York corporation (“Computer Horizons”) and its wholly-owned subsidiary JV Merger Corp., (the “Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the terms of the Merger Agreement, Sub will be merged with and into Analysts (the “Merger”) and each issued and outstanding share of common stock, par value $.10 per share, of Analysts shall be converted into the right to receive 1.15 fully paid and nonassessable shares of Computer Horizons’ common stock, par value $.10 per share (the “Computer Horizons Common Stock”) (the “Merger Consideration”).  In addition, upon completion of the Merger, Computer Horizons will assume all options then outstanding under Analysts’ existing equity incentive plans, each of which will be exercisable for a number of shares of Computer Horizons Common Stock (and at an exercise price) adjusted to reflect the Merger Consideration.  Completion of the Merger is subject to several conditions, including approval by the shareholders of Analysts and Computer Horizons, effectiveness of a Form S-4 registration statement to be filed with the Securities and Exchange Commission, expiration or termination of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and clearance under any applicable foreign antitrust laws, and other customary closing conditions.  The transaction is intended to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended.  Additionally, the Merger Agreement may be terminated by the Computer Horizons or Analysts upon the occurrence or failure to occur of certain events, including a failure of the Merger to be consummated by November 30, 2005.

The Merger Agreement provides that the board of directors of Computer Horizons following the Merger will consist of ten directors, including five of whom shall be selected from the current Analysts board and five of whom shall be selected from the current Computer Horizons board.

The Merger was announced in a joint press release issued on April 13, 2005, which release is set forth in Exhibit 99.1 attached hereto and is incorporated herein by reference.

A conference call discussing the proposed transaction was held at 10:00 a.m. EST, on Wednesday, April 13, 2005, as described in the press release.

The foregoing summary of the proposed transaction and the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by the Merger Agreement dated April 12, 2005, attached as Exhibit 2.1, and incorporated herein by reference.

Item 8.01 Other Events

On April 13, 2005, Analysts International Corporation and Computer Horizons Corp. issued a joint press release announcing the execution of the Merger Agreement.  The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

On April 13, 2005, Analysts International Corporation and Computer Horizons Corp. held a joint conference call regarding their announcement of the Merger Agreement.  The script of the conference call is attached hereto as Exhibit 99.2 and is incorporated herein by reference.  Analysts International Corporation also held conference calls with its employees and its Senior

Management.  The scripts of these conference calls are attached hereto as Exhibits 99.3 and 99.4, respectively, and are incorporated herein by reference.

Forward Looking Statements

This Report contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  In some cases, forward-looking statements can be identified by words such as “believe,” “expect,” “anticipate,” “plan,” “potential,” “continue” or similar expressions.  Forward-looking statements also include the assumptions underlying or relating to any of the foregoing statements.  Such forward-looking statements are based upon current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.  These statements are not guarantees of future performance, involve certain risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate.  Therefore, actual outcomes and results may differ materially from what is expressed herein.  For example, if either of the companies does not receive required shareholder or governmental approvals or fails to satisfy other conditions to closing, the transaction will not be consummated.  In any forward-looking statement in which Analysts International or Computer Horizons expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement or expectation or belief will result or be achieved or accomplished.  Analysts and Computer Horizons undertake no obligation (and expressly disclaim any such obligation) to update forward-looking statements made in this press release to reflect events or circumstances after the date of this transcript or to update reasons why actual results would differ from those anticipated in such forward-looking statements.

Additional Information and Where to Find It

Analysts International Corporation and Computer Horizons Corp. intend to file a joint proxy statement/prospectus in connection with the merger transaction with the Securities and Exchange Commission.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER WHEN IT BECOME AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION.  Investors and security holders may obtain a free coy of the joint proxy statement/prospectus (when it is available) and other documents filed by Analysts International Corporation and Computer Horizons Corp. with the Securities and Exchange Commission at the Securities and Exchange Commission’s web site at http://www.sec/gov.  Free copies of the joint proxy statement/prospectus, once available, and other documents may also be obtained for free from Analysts International Corporation and Computer Horizons Corp.’s investor relations at pquist@analysts.com and dreingol@computerhorizons.com, respectively.

Participants in the Solicitation

Analysts International Corporation and Computer Horizons Corp, and their respective directors, officers and other employees may be deemed to be participants in the solicitation of proxies from the shareholders of Analysts International Corporation and Computer Horizons Corp. with respect to the transactions contemplated by the merger agreement.  Information regarding Analysts International’s officers and directors is included in Analysts International Corporation’s Proxy Statement for its 2004 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on April 16, 2004.  Information regarding Computer Horizons’ officers and directors is included in Computer Horizons Corp.’s Proxy Statement for its 2005 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on April 12, 2005.  These documents are available free of charge at the Securities and Exchange Commission’s web site at http://www.sec.gov and from Analysts International Corporation investor relations at pquist@Analysts.com and Computer Horizons Corp.’s investor relations at dreingol@computerhorizons.com.

Item 9.01                                             Financial Statements and Exhibits.

(a)                                  Financial statements:  None.

(b)                                 Pro forma financial information:  None.

(c)                                  Exhibits:

2.1                                 Agreement and Plan of Merger dated April 12, 2005 by and among Computer Horizons Corp., Analysts International Corporation and JV Merger Corp.

99.1                           Joint Press release dated April 13, 2005.

99.2                           Script of joint conference call of Analysts International Corporation and Computer Horizons Corp. held at 10:00 a.m. EST on April 13, 2005.

99.3                           Script of Conference call of Analysts International Corporation to all Analysts employees held on April 13, 2005.

99.4                           Script of Analysts International Corporation Senior Management conference call held on April 13, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   April 13, 2005

ANALYSTS INTERNATIONAL CORPORATION

By	/s/ Colleen M. Davenport
Colleen M. Davenport, Secretary
and General Counsel

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

ANALYSTS INTERNATIONAL CORPORATION

EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
April 12, 2005	0-4090

EXHIBIT NO.	ITEM

2.1	Agreement and Plan of Merger dated April 12, 2005 by and among Computer Horizons Corp., Analysts International Corporation and JV Merger Corp.

99.1	Joint Press release dated April 13, 2005.

99.2	Script of joint conference call of Analysts International Corporation and Computer Horizons Corp. held at 10:00 a.m. EST on April 13, 2005.

99.3	Script of Conference call of Analysts International Corporation to all Analysts employees held on April 13, 2005.

99.4	Script of Analysts International Corporation Senior Management conference call held on April 13, 2005.